UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 29, 2013

AZZ incorporated
(Exact name of registrant as specified in its charter)

Texas    1-12777    75-0948250
(State or other jurisdiction of incorporation)    (Commission File Number)    (IRS Employer Identification No.)

One Museum Place
3100 West 7th Street, Suite 500
Fort Worth, Texas 76107
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (817) 810-0095

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of April 29, 2013, the Board of Directors (the “Board”) of AZZ incorporated, a Texas corporation (the “Company”), has amended and restated the bylaws of the Company (as amended, the “Bylaws”) to eliminate the previous “staggered” nature of the Board and instead provide that each member of the Board shall serve for a term expiring on the shareholders' meeting immediately following the shareholders' meeting at which such Board member was elected (i.e., a 1 year term).

The summary above is qualified in its entirety by the Bylaws of the Company filed herewith as Exhibit 3.1 to this report and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K;

Exhibit No.    Description

3.1        Amended and Restated Bylaws of AZZ incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2013          AZZ incorporated
(Registrant)

By: /s/ Dana L. Perry Dana L. Perry
Senior Vice President Finance
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

3.1        Amended and Restated Bylaws of AZZ incorporated